UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2023

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7830 Old Georgetown Road, Third Floor
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (301) 986-1800
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 18, 2023, Eagle Bancorp, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting") for the purpose of:
1.electing nine (9) directors to serve until the 2024 Annual Meeting of Shareholders or until their successors are duly elected and qualified;
2.ratifying the appointment of Crowe LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2023;
3.approving a non-binding, advisory resolution approving the compensation of the Company's named executive officers; and
4.approving a non-binding, advisory proposal on the frequency of advisory resolutions approving the compensation of the Company's named executive officers.
At the Annual Meeting, the Company's shareholders elected nine individuals to the Board of Directors and approved Proposals 2, 3 and 4.
(1)The name of each director elected at the meeting, and the votes cast for and against such persons, votes withheld and broker non-votes are set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Matthew D. Brockwell	22,115,456	518,048	117,766	3,240,380
Steven J. Freidkin	22,383,553	305,659	62,057	3,240,381
Theresa G. LaPlaca	22,455,659	233,481	62,129	3,240,381
A. Leslie Ludwig	21,902,577	789,106	59,587	3,240,380
Norman R. Pozez	22,007,729	687,654	55,887	3,240,380
Kathy A. Raffa	22,218,444	474,723	58,103	3,240,380
Susan G. Riel	22,445,539	289,632	16,098	3,240,381
James A. Soltesz	21,881,510	774,456	95,304	3,240,380
Benjamin M. Soto	22,052,337	641,058	57,874	3,240,381

(2)The number of votes cast for, against, withheld and broker non-votes cast on the ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the year ended December 31, 2023 is as set forth below:

For	Against	Abstain	Broker Non-Votes
25,756,832	196,719	38,099	—

(3)The number of votes cast for, against, withheld and broker non-votes cast on the non-binding, advisory resolution approving the compensation of the Company's named executive officers is as set forth below:

For	Against	Abstain	Broker Non-Votes
13,007,951	9,632,129	111,187	3,240,383

(4)The number of votes cast for one year, two years, three years, withheld and broker non-votes cast on the non-binding, advisory proposal on the frequency of advisory resolutions approving the compensation of the Company's named executive officers is as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
20,348,927	52,223	2,138,028	212,093	3,240,379

Based on this result of the vote, and consistent with the recommendation of the Board of Directors with respect to Proposal 4, an advisory vote on “Say-on-Pay” will be held every year until the next required advisory vote on the frequency of “Say-on-Pay.”

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

Date: May 19, 2023	By:	/s/ Susan G. Riel
Susan G. Riel
President & Chief Executive Officer